UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 6, 2018 (June 1, 2018)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 8.01 Other Events	3
SIGNATURE	4
EX - 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 1, 2018, the Company’s Board of Directors elected Mark G. Barberio, age 56, as a member of the Board of Directors and as a member of the Audit Committee of the Board, effective immediately.
As a member of the Company’s Board of Directors, Mr. Barberio is entitled to an annualized cash retainer equal to $55,000 and an annualized grant of shares of the Company’s common stock having an aggregate value of $75,000. In addition, as a member of the Audit Committee, Mr. Barberio is entitled to an annualized cash retainer of $10,000. Pursuant to the terms of the Company’s Management Stock Purchase Plan, Mr. Barberio has the right to defer his receipt of his cash retainers and any such cash deferral will be used to acquire restricted stock units which will be payable to Mr. Barberio in cash following the termination of his Board service. In addition, pursuant to the terms of the Company’s Non-Employee Director Stock Plan, Mr. Barberio has the right to defer the receipt of the shares of the Company’s common stock which he is entitled to receive.

On June 6, 2018, Gibraltar issued a press release announcing the appointment of Mr. Barberio.

Item 8.01 Other Events
Effective June 1, 2018, in connection with the appointment of Mark G. Barberio as a member of the Audit Committee of the Company’s Board of Directors, Mr. Vinod Khilnani, a member of the Company's Board of Directors, resigned from his position as a member of the Company's Audit Committee.

Item 9.01    Financial Statements and Exhibits
(a)-(c)    Not Applicable
(d)    Exhibits:

Exhibit No.	Description

99.1	News Release issued by Gibraltar Industries, Inc. on June 6, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date:	June 6, 2018
		By:	/s/ Jeffrey J. Watorek
Jeffrey J. Watorek
Vice President, Treasurer and Secretary

4